POWER OF ATTORNEY
                               -----------------


     William H. Zimmer, III, whose signature appears below, does hereby constitute and appoint Elaine E. Richards his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent my deem necessary or advisable or which may be required to enable Star Funds (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

Date:     11/12/98                      /s/ William H. Zimmer
     --------------------               ---------------------
                                        William H. Zimmer, III


                               POWER OF ATTORNEY
                               -----------------

     Thomas L. Conlan, whose signature appears below, does hereby constitute and appoint Elaine E. Richards his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent my deem necessary or advisable or which may be required to enable Star Funds (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

Date:     11/12/98                      /s/ Thomas L. Conlan
     --------------------               ---------------------
                                        Thomas L. Conlan, Jr.


                               POWER OF ATTORNEY
                               -----------------

     Dr. Alfred Gottschalk, whose signature appears below, does hereby constitute and appoint Elaine E. Richards his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent my deem necessary or advisable or which may be required to enable Star Funds (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

Date:     11/12/98                      /s/ Alfred Gottschalk
     --------------------               ---------------------
                                        Dr. Alfred Gottschalk


                               POWER OF ATTORNEY
                               -----------------

     Dr. Robert J. Hill, whose signature appears below, does hereby constitute and appoint Elaine E. Richards his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent my deem necessary or advisable or which may be required to enable Star Funds (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

Date:     11/12/98                      /s/ Robert J. Hill
     --------------------               ---------------------
                                        Dr. Robert J. Hill


                               POWER OF ATTORNEY
                               -----------------

     Dawn M. Hornback, whose signature appears below, does hereby constitute and appoint Elaine E. Richards her true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent my deem necessary or advisable or which may be required to enable Star Funds (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

Date:     11/12/98                      /s/ Dawn M. Hornback
     --------------------               ---------------------
                                        Dawn M. Hornback


                               POWER OF ATTORNEY
                               -----------------

     Lawrence Turner, whose signature appears below, does hereby constitute and appoint Elaine E. Richards his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent my deem necessary or advisable or which may be required to enable Star Funds (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

Date:     11/12/98                      /s/ Lawrence Turner
     --------------------               ---------------------
                                        Lawrence Turner


                               POWER OF ATTORNEY
                               -----------------

     Dan Benhase, whose signature appears below, does hereby constitute and appoint Elaine E. Richards his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent my deem necessary or advisable or which may be required to enable Star Funds (the "Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent, shall do or cause to be done by virtue hereof.

Date:     11/14/98                      /s/ Daniel Benhase
     --------------------               ---------------------
                                        Daniel Benhase